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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report: JULY 2, 1999                Commission File No. 000-22347
 (Date of earliest event reported)


                             ASCENT PEDIATRICS, INC.
             (Exact name of Registrant as specified in its Charter)

               DELAWARE                                  04-3047405
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)

       187 BALLARDVALE STREET,                             01887
      WILMINGTON, MASSACHUSETTS                          (Zip Code)
(Address of principal executive offices)

                                 (978) 658-2500
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On July 2, 1999, Ascent Pediatrics, Inc. ("Ascent") announced that it had rescheduled its annual stockholder meeting from July 7, 1999 to July 23, 1999 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

         A copy of the press release announcing the rescheduling of the annual stockholder meeting and the conclusion of the $2.0 million debt financing has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

99.1     Press release dated July 2, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 2, 1999                    ASCENT PEDIATRICS, INC.



                                        /s/ John G. Bernardi
                                        ----------------------------------------
                                        John G. Bernardi
                                        Vice President, Finance and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.            DESCRIPTION
-------          -----------
99.1             Press release dated July 2, 1999.



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